Summary Prospectus
 February 1, 2013

Destra Focused Equity Fund
Class A Shares	Class C Shares Class P Shares*	Class I Shares
DFOAX	DFOCX	DFOIX

*Class P shares are not currently available for investors.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.destracapital.com/literature. You can also get this information at no cost by calling 877.287.9646 or by sending an e-mail to info@destracapital.com. The Fund’s Statutory Prospectus and Statement of Additional Information, each dated February 1, 2013, are incorporated by reference into (and are considered part of) this Summary Prospectus. The Statement of Additional Information may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Destra mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Shareholder Information” on page 20 of the Fund’s Prospectus and “Purchases” on page 32 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class P	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None1	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee on shares held for 90 days or less (as a percentage of amount redeemed)	None	None	2.00%	2.00%
Exchange Fees	None	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P	Class I
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b 1) Fees	0.25%	1.00%	0.25%	0.00%
Other Expenses2	2.65%	9.26%	2.65%	3.57%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.76%	11.12%	3.76%	4.43%
Fee Waiver3	(2.15%)	(8.76%)	(2.05%)	(3.10%)
Total Annual Fund Operating Expenses After Fee Waiver	1.61%	2.36%	1.71%	1.33%

1	A contingent deferred sales charge of 1.00% may apply to Class A shares purchased without an initial sales charge if redeemed within 12 months of purchase.
2
Class C shares commenced operations on November 1, 2011, and Class P shares have not yet commenced operations. Other Expenses for Class P shares are based on estimated amounts for the Fund’s current fiscal year. Other Expenses may include acquired fund fees, which were not included as fund expenses in the annual report.

3
The Adviser has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) at 1.60% for Class A, 2.35% for Class C, 1.70% for Class P and 1.32% for Class I. This waiver will continue in effect until February 1, 2022. The waiver may be terminated or modified prior to February 1, 2022 only with the approval of the Board of Trustees of the Trust.

Destra Focused Equity Fund Summary Prospectus	1

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed				Not Redeemed
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$729	$1,054	$1,401	$2,376	$729	$1,054	$1,401	$2,376
Class C	$339	$736	$1,260	$2,696	$239	$736	$1,260	$2,696
Class P	$174	$539	$–	$–	$174	$539	$–	$–
Class I	$135	$421	$729	$1,601	$135	$421	$729	$1,601

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2012, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in equity securities.

Investment Process Overview. The cornerstone of the sub-adviser’s investment philosophy is that sector and industry performance is highly correlated with particular stages of the business cycle. The sub-adviser overweights equities in sectors of the S&P 500 Index it believes will experience economic tailwinds, and avoids investing in sectors it views as untimely at a particular stage of the business cycle. The sub-adviser targets high-quality, market-leading companies within favored sectors. The result is a core investment style that shifts portfolio sector and style emphasis over cycles to seek to remain properly oriented and timely over a full economic and market cycle. As of December 31, 2012, the average market cap of the S&P 500 Index was $25.5 billion.

Analysis and Emphasis. The sub-adviser uses a forward-looking, anticipatory strategy. The foundation of this strategy is that particular sectors of the S&P 500 Index tend to perform well in certain phases of an economic cycle. The sub-adviser’s investment team analyzes traditional cyclical trends and identifies the characteristics of the current business cycle. The sub-adviser’s proprietary macroeconomic database is a key element of this analysis. The Fund’s portfolio holdings are shifted to newly favored sectors as the forecasted economic backdrop changes. The result is a core investment style that shifts portfolio emphasis over cycles among “value,” “growth at a reasonable price” and “traditional growth” approaches.

Stock Selection. The S&P 500 Index is the investment universe for the Fund’s portfolio. Portfolio candidates are screened to seek to identify market-leading, financially strong companies. The quality screening process focuses on companies with characteristics that include:

● Large Capitalization: Companies most typically with market capitalizations two to three times the S&P 500 Index's average market capitalization.
● High Quality: Companies with low debt-to-equity ratios, high return-on-equity, and earnings growth opportunity.

Destra Focused Equity Fund Summary Prospectus	2

● Market Leading: Companies with a strong competitive position, prospective benefits from secular tailwinds, and a proven management team.

Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Sector Focus Risk: The Fund will typically focus its investments on companies within particular economic sectors. To the extent that it does so, developments affecting companies in those sectors will have a magnified effect on the Fund’s net asset value and total return.

Consumer Discretionary Companies Risk: Consumer discretionary companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. The success of this sector depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

Information Technology Companies Risk: Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

Non-Diversification/Limited Holdings Risk: The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, may experience increased volatility and may be highly concentrated in certain issues. Furthermore, because the Fund has a relatively small number of issuers the Fund has greater susceptibility to adverse developments in one issuer or group of issuers.

Investment Strategy Risk: The Fund invests in common stocks of companies that the sub-adviser believes will perform well in certain phases of the business cycle. The sub-adviser’s investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will under-perform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Risks Associated with Active Management: The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s sub-adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Destra Focused Equity Fund Summary Prospectus	3

General Fund Investing Risks: The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.destracapital.com or by calling (877) 287-9646.

The bar chart below shows the Fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/ lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

* Class A year-to-date total return as of December 31, 2012 was 12.98%.

During the period ended December 31, 2012, the Fund’s highest and lowest quarterly returns were 14.50% and (5.83)%, respectively, for the quarters ended March 31, 2012 and June 30, 2012.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

Destra Focused Equity Fund Summary Prospectus	4

Average Annual Total Returns
for the Periods Ended December 31, 2012
		Since Inception
	1 Year	(April 12, 2011)
Class A (return before taxes)	6.51%	3.59%
Class A (return after taxes on distributions)	6.45%	3.56%
Class A (return after taxes on distributions and sale of Fund shares)	4.31%	3.06%
Class C (return before taxes)	11.11%	8.93%
Class I (return before taxes)	13.36%	7.62%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	14.07%	9.97%

Management
Investment Adviser
Destra Capital Advisors LLC

Investment Sub-Adviser
WestEnd Advisors LLC

Portfolio Managers
WestEnd Advisors LLC

The Fund’s portfolio is managed by a team, which is led by Robert L. Pharr, Managing Partner and Chief Investment Officer, and also consists of Frederick O. Porter, CFA, Partner and Investment Analyst, and Edmund N. Durden, Partner and Investment Analyst. Each member has served as a part of the portfolio management team of the Fund since inception.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms. The minimum investment for Class A shares, Class C shares and Class P shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. The maximum purchase in Class C shares is $500,000 for any single purchase. The sales charge and expense structure of Class A shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

The minimum investment for Class I shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund on a given day. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions from the Fund held in such a tax-deferred arrangement will be taxed at a later date.

Destra Focused Equity Fund Summary Prospectus	5

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

Destra Focused Equity Fund Summary Prospectus	6

This page intentionally left blank.

Destra Focused Equity Fund Summary Prospectus	7